AuguStarSM Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	April 30, 2024
AVIP BlackRock Advantage Large Cap Value Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.avipfund.com. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to AnnuityService@constellationinsurance.com. The fund’s prospectus and statement of additional information, both dated April 30, 2024, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.67%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.74%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of publicly traded U.S. large capitalization value companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous 12 months). As of March 31, 2024, the capitalization range of the Russell 1000® Value Index was between $351.89 million and $3.13 trillion.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large capitalization securities in a disciplined manner, by using return forecast models that incorporate quantitative analysis. These proprietary forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek by over- and under-weighting particular equities.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor value-oriented stocks. Instead, it might favor growth stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Value Strategy Risk — Value stocks may be appropriately priced by the market, and any perceived undervaluation may not be corrected by subsequent market movements. Share prices may even decrease in value.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From January 2004 through December 5, 2019, the Portfolio was sub-advised by Federated Equity Management Company of Pennsylvania (“Federated Equity”) using a different strategy. Performance returns shown below for periods prior to December 5, 2019 are those of Federated Equity and are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.38%. That was the quarter ended on December 31, 2020. The lowest return for a quarter was -25.81%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2023	1 Year	5 Years	10 Years
AVIP BlackRock Advantage Large Cap Value Portfolio	13.37%	9.84%	8.11%
Russell 1000® Value Index	11.46%	10.91%	8.40%

Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the Portfolio since December 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.